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                                                                   Exhibit 10.18


                          AGREEMENT AND PLAN OF MERGER

                                       OF

                             JAWS TECHNOLOGIES, INC.
                             (A NEVADA CORPORATION)

                                  WITH AND INTO

                             JAWS TECHNOLOGIES, INC.
                            (A DELAWARE CORPORATION)


         This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of April 28, 2000 between JAWS TECHNOLOGIES, INC., a Nevada corporation ("JAWS Nevada"), and, JAWS TECHNOLOGIES, INC., a Delaware corporation ("JAWS Delaware").


                                    RECITALS

         WHEREAS, JAWS Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

         WHEREAS, JAWS Delaware is a corporation duly organized and existing under the laws of the State of Delaware; and

         WHEREAS, the Board of Directors of each of JAWS Nevada and JAWS Delaware deem it desirable to merge JAWS Nevada with and into JAWS Delaware so that JAWS Delaware is the surviving corporation on the terms provided herein (the "Merger").

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
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                                   ARTICLE I

                                     MERGER

         1.1 The Merger. Upon the Effective Date (as defined in Section 1.5) and subject to and upon the terms of conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the "DGCL") and the General Corporation Law of the State of Nevada (the "NGCL"), JAWS Nevada will merge with and into JAWS Delaware, the separate corporate existence of JAWS Nevada shall cease, and JAWS Delaware shall be the surviving corporation. JAWS Delaware is hereinafter sometimes referred to as the "Surviving Corporation."

         1.2 Constituent Corporations. The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

                  (a) JAWS Technologies, Inc., a corporation organized under and governed by the laws of the State of Nevada with an address at 1013 17th Avenue S.W., Calgary, Alberta, Canada T2T 0A7; and

                  (b) JAWS Technologies, Inc., a corporation organized under and governed by the laws of the State of Delaware with an address at 1013 17th Avenue S.W., Calgary, Alberta, Canada T2T 0A7.

         1.3 Surviving Corporation. JAWS Technologies, Inc., a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

         1.4 Address of Principal Office of Surviving Corporation. The address of the principal office of JAWS Delaware as the Surviving Corporation shall be 1013 17th Avenue Southwest, Calgary, Alberta, Canada T2T 0A7.

         1.5 Closing: Effective Date. The Merger shall be effective (the "Effective Date"), on the date upon which the last of the following shall have been completed:

                  (a) This Agreement and the Merger shall have been adopted and recommended to the stockholders of JAWS Nevada by the board of directors of JAWS Nevada and approved by a majority voting power of JAWS Nevada, in accordance with the requirements of the DGCL and the NGCL;

                  (b) This Agreement and the Merger shall have been adopted and approved by the board of directors of JAWS Delaware in accordance with the requirements of the DGCL;

                  (c) No vote of the stockholders of JAWS Delaware shall be necessary to approve this Agreement and authorize the Merger because no shares of JAWS


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         Delaware shall have been issued prior to the adoption by the board of directors of JAWS Delaware of the resolution approving this Agreement;

                  (d) The effective date of the Merger as stated in the executed Articles of Merger filed with the Secretary of State of the State of Nevada; and

                  (e) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware.

         1.6 Effect of the Merger. The effect of the Merger shall be as provided in this Agreement, the Certificate of Merger, and the applicable provisions of the DGCL and the NGCL. Without limiting the foregoing, on the Effective Date, all the property, rights, privileges, powers and franchises of JAWS Nevada shall vest in JAWS Delaware, as the Surviving Corporation, and all debts, liabilities and duties of JAWS Nevada shall become the debts, liabilities and duties of JAWS Delaware, as the Surviving Corporation.

         1.7      Certificate of Incorporation; Bylaws.

                  (a) From and after the Effective Date, the Certificate of Incorporation of JAWS Delaware as in effect immediately prior to the Effective Date, shall be the Certificate of Incorporation of the Surviving Corporation.

                  (b) From and after the Effective Date, the Bylaws of JAWS Delaware as in effect immediately prior to the Effective Date, shall be the Bylaws of the Surviving Corporation.

         1.8 Directors and Officers of the Surviving Corporation. From and after the Effective Date, the directors or officers of JAWS Delaware serving as directors or officers of JAWS Delaware immediately prior to the Effective Date, shall be the directors and officers of the Surviving Corporation.

                                   ARTICLE II

                              CONVERSION OF SHARES

         2.1 Conversion of Stock. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of JAWS Nevada, each share of common stock of JAWS Nevada, par value $0.001 per share ("Company Common Stock"), issued and outstanding or held in treasury immediately prior to the Effective Date shall be converted into one (1) fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation ("Delaware Common Stock"), and the sole share of Special Series A Preferred Stock of JAWS Nevada, par value $0.001 per share ("Company Preferred


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Stock"), issued and outstanding immediately prior to the Effective Date shall be converted into one (1) fully paid and nonassessable share of Special Series A Preferred Stock, par value $0.001 per share, of the Surviving Corporation ("Delaware Preferred Stock"). Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of JAWS Nevada, each certificate which, immediately prior to the Effective Date represented a share or shares of Company Common Stock or the share of Company Preferred Stock shall represent an equivalent number of shares of Delaware Common Stock or Delaware Preferred
Stock, as applicable.

         2.2 Delaware Common Stock. Upon the Effective Date, each share of Delaware Common Stock or Delaware Preferred Stock issued and outstanding immediately prior to the Merger, if any, shall, by virtue of the Merger and without any action by the holder thereof or JAWS Delaware, cease to be outstanding, and shall be canceled and returned to the status of authorized but unissued shares and any holder of certificates which immediately prior to the Effective Date represented such shares of Delaware Common Stock or Delaware Preferred Stock shall thereafter cease to have any rights with respect to such shares.

         2.3      JAWS Nevada Employee Plans and Options.

                  (a) Upon the Effective Date, each outstanding and unexercised option or other right to purchase or security convertible into Company Common Stock shall become an option or right to purchase or a security convertible into Delaware Common Stock on the basis of one share of Delaware Common Stock for each share of Company Common Stock issuable pursuant to such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such JAWS Nevada option, stock purchase right or convertible security on the Effective Date. There are no options or stock purchase rights for or securities convertible into the preferred stock of JAWS Nevada, par value $0.001 per share.

                  (b) A number of Delaware Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Company Common Stock so reserved immediately prior to the Effective Date.

                                  ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1 Representations and Warranties of JAWS Nevada. JAWS Nevada hereby covenants and agrees that it:



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                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                  (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                  (c) Is not in violation of any provisions of its articles of incorporation or bylaws; and

                  (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming the approval of this Agreement by the stockholders of JAWS Nevada in accordance with the NGCL, consummate the Merger and the other transactions contemplated by this Agreement.

         3.2 Representations and Warranties of JAWS Delaware. JAWS Delaware hereby covenants and agrees that it:

                  (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

                  (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

                  (c) Is not in violation of any provisions of its certificate of incorporation or bylaws; and

                  (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming, prior to the issuance of shares of stock of JAWS Delaware, the approval of the board of directors of JAWS Delaware in accordance with the DGCL, consummate the Merger and the other transactions contemplated by this Agreement.

                                   ARTICLE IV

                                   TERMINATION

         4.1 Termination. At any time prior to the Effective Date, this Agreement may be terminated and the Merger abandoned for any reason whatsoever by the Board of


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         Directors of either JAWS Nevada or JAWS Delaware, or both of them, notwithstanding the approval of this Agreement and the Merger by a majority of the voting power of JAWS Nevada.

                                   ARTICLE V

                               FURTHER ASSURANCES

         5.1 Further Assurances as to JAWS Nevada. From time to time, as and when required by JAWS Delaware or by its successors or assigns, there shall be executed and delivered on behalf of JAWS Nevada such deeds and other instruments, and there shall be taken or caused to be taken by JAWS Delaware such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by JAWS Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of JAWS Nevada and otherwise to carry out the purposes of this Agreement, the officers and directors of JAWS Delaware are fully authorized in the name and on behalf of JAWS Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

                                   ARTICLE VI

                                  MISCELLANEOUS

         6.1 Amendment. Subject to applicable law, at any time prior to the Effective Date, this Agreement may be amended, modified or supplemented only by the written agreement of JAWS Nevada and JAWS Delaware.

         6.2 Assignment; Third Party Beneficiaries. Neither this Agreement, nor any right, interest or obligation hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is not intended to confer any rights or benefits upon any person other than the parties hereto.

         6.3 Registered Office. The registered office of the Surviving Corporation in the State of Delaware shall be One Rodney Square, 10th Floor, 10th and King Streets, in the City of Wilmington, County of New Castle, 19801 and RL&F Service Corp. shall be the registered agent of the Surviving Corporation at such address.

         6.4 Executed Agreement. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at JAWS Delaware at 1013 17th Avenue Southwest, Calgary, Alberta, Canada T2T 0A7, and copies of this


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Agreement will be furnished to any stockholder of any of the parties hereto, upon request and without cost.

         6.5 Governing Law. This Agreement shall in all respects be interpreted by, and construed, interpreted and enforced in accordance with and pursuant to the laws of the State of Delaware and, so far as applicable, by the provisions of the NGCL.

         6.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6.7 Entire Agreement; Modification. This Agreement and the documents referred to herein are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement, and there are not other agreements or understandings, written or oral, among the parties, relating to the subject matter hereof. This Agreement supercedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.



                            [SIGNATURE PAGE FOLLOWS]




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         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first stated above.



                                                 JAWS TECHNOLOGIES, INC.
                                                 (A Nevada corporation)



                                                 By:   /s/  RIAZ MAMDANI
                                                     -------------------------
                                                 Name: Riaz Mamdani
                                                 Title: Chief Financial Officer


                                                 JAWS TECHNOLOGIES, INC.
                                                 (A Delaware corporation)



                                                 By:   /s/  RIAZ MAMDANI
                                                     -------------------------
                                                 Name: Riaz Mamdani
                                                 Title: President




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